NUMBER                                                       SHARES


   COMMON STOCK                                                COMMON STOCK
PAR VALUE $5.00 EACH                                       PAR VALUE $5.00 EACH
                                                            CUSIP 842587 10 7

                         THE SOUTHERN COMPANY                  SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS

INCORPORATED UNDER THE                         THIS CERTIFICATE IS TRANSFERABLE
       -LAWS-                                              EITHER IN
    OF THE STATE                                       ATLANTA, GEORGIA
        -OF-                                                 -OR-
      DELAWARE                                          NEW YORK, N.Y.

This Certifies that





is the owner of

            FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK

of The Southern Company (hereinafter called the Corporation) transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and all amendments thereto (copies of which are on file with the Transfer Agents) to all of which the holders by the acceptance hereof assents. This certificate is not valid unless countersigned by a Transfer Agent and registered by a Registrar.

 Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:                                                      The Southern Company

                                     [SEAL]


__________________________                        _____________________________
                 SECRETARY                                            PRESIDENT


COUNTERSIGNED AND REGISTERED:
  SOUTHERN COMPANY SERVICES, INC.
               TRANSFER AGENT AND REGISTRAR

By


                         AUTHORIZED SIGNATURE

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common      UNIF GIFT MIN ACT- _______Custodian _______
TEN ENT -as tenants by the                            (Cust)           (Minor)
         entireties                                   under Uniform Gifts to
JT TEN  -as joint tenants with                        Minors Act _______________
         right of survivorship                                       (State)
         and not as tenants in
         common

    Additional abbreviations may also be used though not in the above list.

     For value received, ___________ hereby sell, assignee and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________
|                                    |
|                                    |
|____________________________________|__________________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
________________________________________________________________________________
as Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:__________________________


                                         _______________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.